UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21668

Cohen & Steers Dividend Value Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended February 28, 2013. The net asset values (NAV) per share at that date were $13.92, $13.85 and $13.93 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended February 28, 2013	Year Ended February 28, 2013
Cohen & Steers Dividend Value Fund—Class A	8.53%	13.01%
Cohen & Steers Dividend Value Fund—Class C	8.23%	12.26%
Cohen & Steers Dividend Value Fund—Class I	8.71%	13.38%
Russell 1000 Value Index[a]	13.15%	17.63%
S&P 500 Index[a]	8.95%	13.46%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Investment Review

Equity markets overcame periods of volatility to register solid gains in the 12 months ended February 28, 2013. Concerns about Europe's sovereign debt crises rose and fell, China's economy slowed before picking up again, and good U.S. economic data trumped seemingly intractable election-year politics.

The Fund's fiscal year began with a lift from the financial services sector: 15 of 19 U.S. banks passed their stress tests, and several raised dividends. The broad market pullback we expected after a month-long rally followed in April 2012 amid news that Europe's sovereign debt crisis had deepened and China's economy was faltering. By June, however, there was enough progress in the Eurozone to calm fears, and markets resumed their climb.

Investors received more encouragement over the summer. The Federal Reserve ("Fed") and European Central Bank underscored their commitments to supporting their economies, while the Bank of England and the People's Bank of China injected more liquidity into their markets. Some gains were erased in the fourth calendar quarter, when a number of profitable companies met estimated profits, the usual focus of attention, but fell short on top-line revenues. There was also a selloff after the U.S. elections as investors turned their attention to the "fiscal cliff"; but equities rebounded in late December when Congress and President Obama moved toward an agreement.

Markets maintained their optimism as the Fund's fiscal year ended. Good housing and employment data, solid fourth-quarter 2012 earnings, market momentum and upbeat investor sentiment withstood headline events, including the government sequester, the increase in 2013 payroll taxes and—once again—economic challenges in the U.K. and Eurozone.

Consumer discretionary names led the index

The Russell 1000 Value Index advanced 17.6% in the Fund's fiscal year. The consumer discretionary group (with a total return of 27.8% in the index) led the way, with assists from housing-related stocks and The Walt Disney Company's strong outperformance. Telecommunication services (23.1%) followed, overcoming early declines in AT&T, its largest component, which went on to beat estimates. The health care sector (22.3%) rallied on the Supreme Court's June decision in favor of the Affordable Care Act and the re-election of President Obama, which made it clear the Act is here to stay.

In a long-awaited reversal, financial institutions (21.6%) outperformed the index, kick-started by the strong stress-test results. JPMorgan Chase's trading scandal and the threat of LIBOR-related litigation rattled banks in the third quarter, but the sector rallied after a post-election slump.

Investors shunned materials and utilities

The cyclical materials sector (1.9%) was the index's poorest performer, pushed down by macroeconomic uncertainties, declining commodities prices and slower infrastructure spending in Europe and Asia. Investors were also cool toward the defensive utilities sector (12.8%), which entered the year with high valuations. Supply and demand trends illuminated a sluggish power market, while a steep decline in natural gas prices weighed on unregulated power producers. Companies in the energy sector (2.8%) rose and fell with oil prices, which spiked over concerns about Iran and sank on slower

COHEN & STEERS DIVIDEND VALUE FUND, INC.

global growth. Information technology (8.9%) saw weakening demand for PCs, but growing demand in data servers, smartphones and tablets.

Fund performance

The Fund advanced in the 12-month period, but underperformed its benchmark, largely due to stock selection in the consumer discretionary, industrials (21.0% in the index) and energy sectors. In consumer discretionary, our out-of-index allocation to McDonald's had a negative impact; the company struggled on disappointing sales in Europe. Among industrials, another out-of-index investment—this one to Canada's Finning International, which finances and services Caterpillar equipment—was unable to shake the overhang of slowing global trade until late in the fiscal year.

Stock selection in utilities enhanced relative return. Our overweights in Wisconsin Energy, Sempra Energy and NextEra Energy were particularly favorable; they engage in the generation, transmission, distribution and sale of electric energy, and benefited from record-low natural gas prices. Stock selection in the information technology sector was also positive. Our overweight in Visa Inc., which reported strong earnings, gave a lift to total return, as did our decision not to invest in troubled Hewlett-Packard, which declined more than 18% in the 12-month period despite a late-period rally.

Investment Outlook

We are beginning to see an increase in trading and volatility and a shift into more-cyclical names and sectors as investors pursue yield. There are fewer undervalued names than there were last year at this time, but it is our view that most of the higher valuations are based on solid earnings. We remain cautious and watchful, as an increasing number of companies have issued guidance that shows most growth taking place in the second half of the year.

On the political front, we do not expect sequestration to have much of an impact on the economy. The reversion of payroll tax rates to higher, pre-2011 levels may put downward pressure on consumer discretionary names, but we don't expect it to last. Consumers are still spending—particularly high-end consumers—and they appear to be adjusting to their lower take-home pay fairly quickly.

Despite the payroll tax increase, we find consumer discretionary stocks more appealing than consumer staples, utilities or telecom companies. Regulated U.S. utilities remain richly valued, in our opinion. Telecommunications companies are coming off a strong year in a relatively weak economy, and we do not expect them to grow as quickly in 2013. Industrials and materials companies will benefit if the economies of China and Europe truly stabilize.

Our analysis indicates that the IT and financial institutions sectors still have room to grow. We see considerable upside potential in bank valuations. Pressure on net interest margins remains an overhang, but low interest rates tend to stimulate mortgage lending.

We believe that housing-related stocks that meet our criteria will benefit from the Fed's open-ended quantitative easing policy and commitment to low interest rates. Modest inflation may be on the horizon, but the Fed seems willing to accept the risk for now in the service of stimulating the economy.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

We still see attractive investment opportunities, and note that the universe of dividend growers—our investment focus—is expanding, if somewhat more slowly. Fed Chairman Bernanke has promised to keep interest rates near zero, but the bond markets may take matters out of his hands; the temporary spike in 10-year Treasury yields to 2.0% on February 19 was a reminder. As long-term, relatively conservative investors seeking quality companies, we have a natural defensiveness built into our strategy. But we do see opportunities in certain cyclical stocks in the current environment, as employment gains boost activity and stable U.S. economic growth ticks higher. Were economic data in China, Japan and Europe to improve in the second half of the year, 2013 could be memorable.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

  RICHARD E. HELM

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Growth of a $10,000 Investment

Growth of a $100,000 Investment

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended February 28, 2013

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	7.93%[b]	11.26%[c]	—
1 Year (without sales charge)	13.01%	12.26%	13.38%
5 Years (with sales charge)	0.98%[b]	1.27%	—
5 Years (without sales charge)	1.92%	1.27%	2.28%
Since Inception[d] (with sales charge)	3.81%[b]	3.79%	—
Since Inception[d] (without sales charge)	4.45%	3.79%	4.83%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2012 prospectuses were as follows: Class A—1.51% and 1.00%; Class C—2.16% and 1.65%; and Class I—1.17% and 0.65%. Through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding applicable distribution and shareholder servicing fees for Class A and Class C, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at at 1.00% for Class A shares, 1.65% for Class C shares and 0.65% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the advisor and the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the summary prospectus and prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of August 31, 2005.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012—February 28, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During Period[a] September 1, 2012– February 28, 2013
Class A
Actual (8.53% return)	$1,000.00	$1,085.30	$5.17
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01
Class C
Actual (8.23% return)	$1,000.00	$1,082.30	$8.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.61	$8.25
Class I
Actual (8.71% return)	$1,000.00	$1,087.10	$3.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.57	$3.26

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratios of 1.00%, 1.65% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.36%, 2.01% and 1.01%, respectively.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

February 28, 2013

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Chevron Corp.	$8,727,675	3.5
JPMorgan Chase & Co.	8,174,532	3.3
Exxon Mobil Corp.	7,181,910	2.9
Wells Fargo & Co.	6,752,900	2.7
Oracle Corp.	6,300,414	2.5
The Walt Disney Co.	5,633,688	2.3
General Electric Co.	5,626,206	2.3
Citigroup	5,403,889	2.2
Cisco Systems	5,308,410	2.1
CVS Caremark Corp.	4,943,304	2.0

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS

February 28, 2013

		Number of Shares	Value
COMMON STOCK	99.3%
CONSUMER—CYCLICAL	10.1%
AUTOMOBILES	1.2%
Ford Motor Co.		244,100	$3,078,101
HOME BUILDERS	1.1%
D.R. Horton		116,019	2,587,224
MEDIA	4.1%
News Corp., Class A		53,400	1,537,920
The Walt Disney Co.		103,200	5,633,688
Time Warner Cable		34,700	2,997,733
			10,169,341
RESTAURANT	1.0%
McDonald's Corp.		26,000	2,493,400
RETAIL	1.7%
Nordstrom		35,000	1,897,700
Ross Stores		41,100	2,382,156
			4,279,856
SPECIALTY RETAIL	1.0%
PetSmart		17,600	1,145,936
Tiffany & Co.		19,700	1,323,052
			2,468,988
TOTAL CONSUMER—CYCLICAL			25,076,910
CONSUMER—NON-CYCLICAL	5.9%
AGRICULTURE	1.5%
Philip Morris International		40,200	3,688,350
BEVERAGE	1.0%
Anheuser-Busch InBev NV (ADR) (Belgium)		6,800	639,132
PepsiCo		24,500	1,856,365
			2,495,497
COSMETICS/PERSONAL CARE	1.0%
Procter & Gamble Co.		32,700	2,491,086

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2013

		Number of Shares	Value
RETAIL	2.4%
Costco Wholesale Corp.		11,100	$1,124,319
CVS Caremark Corp.		96,700	4,943,304
			6,067,623
TOTAL CONSUMER—NON-CYCLICAL			14,742,556
ENERGY	15.9%
OIL & GAS	13.4%
Apache Corp.		64,600	4,797,842
Chevron Corp.		74,500	8,727,675
Devon Energy Corp.		88,600	4,807,436
Exxon Mobil Corp.		80,200	7,181,910
Marathon Petroleum Corp.		38,500	3,190,880
Occidental Petroleum Corp.		57,900	4,766,907
			33,472,650
OIL & GAS SERVICES	2.5%
National Oilwell Varco		25,400	1,730,502
Schlumberger Ltd.		55,900	4,351,815
			6,082,317
TOTAL ENERGY			39,554,967
FINANCIAL	22.2%
BANKS	6.7%
Bank of America Corp.		107,400	1,206,102
Bank of New York Mellon Corp.		87,500	2,374,750
Comerica		55,300	1,901,214
US Bancorp		129,400	4,397,012
Wells Fargo & Co.		192,500	6,752,900
			16,631,978
CREDIT CARD	1.5%
American Express Co.		60,100	3,735,215

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2013

		Number of Shares	Value
DIVERSIFIED FINANCIAL SERVICES	8.8%
Ameriprise Financial		37,400	$2,566,762
BlackRock		12,100	2,900,975
Citigroup		128,756	5,403,889
Goldman Sachs Group		18,900	2,830,464
JPMorgan Chase & Co.		167,100	8,174,532
			21,876,622
INSURANCE	5.2%
American International Group[a]		65,400	2,485,854
Chubb Corp.		48,100	4,041,843
HCC Insurance Holdings		47,900	1,916,000
ProAssurance Corp.		26,200	1,228,518
Prudential Financial		61,500	3,417,555
			13,089,770
TOTAL FINANCIAL			55,333,585
HEALTH CARE	10.2%
HEALTH CARE PROVIDERS & SERVICES	2.0%
UnitedHealth Group		80,000	4,276,000
Universal Health Services, Class B		11,600	671,524
			4,947,524
HEALTHCARE PRODUCTS	4.4%
Covidien PLC (Ireland)		71,100	4,519,827
Johnson & Johnson		50,800	3,866,388
Thermo Fisher Scientific		34,726	2,562,779
			10,948,994
PHARMACEUTICAL	3.8%
Abbott Laboratories		45,300	1,530,687
Merck & Co.		98,800	4,221,724
Pfizer		138,400	3,788,008
			9,540,419
TOTAL HEALTH CARE			25,436,937

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2013

		Number of Shares	Value
INDUSTRIALS	10.5%
AEROSPACE & DEFENSE	2.1%
General Dynamics Corp.		52,100	$3,541,237
L-3 Communications Holdings		23,400	1,784,718
			5,325,955
BUILDING PRODUCTS	1.3%
Owens Corning[a]		81,300	3,155,253
DIVERSIFIED MANUFACTURING	3.1%
General Electric Co.		242,300	5,626,206
Stanley Black & Decker		25,600	2,014,720
			7,640,926
ELECTRICAL EQUIPMENT	0.8%
Emerson Electric Co.		32,900	1,865,430
MACHINERY	0.7%
Deere & Co.		20,900	1,835,647
TRANSPORTATION	2.5%
Norfolk Southern Corp.		47,800	3,491,790
United Parcel Service		34,400	2,843,160
			6,334,950
TOTAL INDUSTRIALS			26,158,161
MATERIALS	3.4%
CHEMICALS	1.9%
Ecolab		19,200	1,469,760
Potash Corp. of Saskatchewan (Canada)		52,500	2,104,725
Syngenta AG (Switzerland)		3,000	1,274,192
			4,848,677
METALS & MINING	1.5%
Allegheny Technologies		43,066	1,312,221
Freeport-McMoRan Copper & Gold		46,700	1,490,664
Newmont Mining Corp.		22,500	906,525
			3,709,410
TOTAL MATERIALS			8,558,087

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2013

		Number of Shares	Value
REAL ESTATE	2.5%
SHOPPING CENTERS—REGIONAL MALL	1.2%
Simon Property Group		18,900	$3,002,454
SPECIALTY	1.3%
Digital Realty Trust		26,883	1,800,623
Weyerhaeuser Co.		48,100	1,414,621
			3,215,244
TOTAL REAL ESTATE			6,217,698
TECHNOLOGY	11.4%
COMPUTERS	1.8%
Apple		9,900	4,369,860
SERVICES	1.8%
Visa, Class A		27,300	4,330,872
SOFTWARE	4.7%
Microsoft Corp.		44,000	1,223,200
Oracle Corp.		183,900	6,300,414
Symantec Corp.[a]		182,500	4,277,800
			11,801,414
TELECOMMUNICATION EQUIPMENT	3.1%
Cisco Systems		254,600	5,308,410
QUALCOMM		37,300	2,447,999
			7,756,409
TOTAL TECHNOLOGY			28,258,555
TELECOMMUNICATION SERVICES	3.2%
AT&T		107,500	3,860,325
China Mobile Ltd. (ADR) (Hong Kong)		32,700	1,791,960
Vodafone Group PLC (United Kingdom)		932,100	2,340,947
			7,993,232
UTILITIES	4.0%
ELECTRIC UTILITIES	1.9%
NextEra Energy		67,400	4,844,038

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

February 28, 2013

		Number of Shares	Value
MULTI-UTILITIES	2.1%
Sempra Energy		24,900	$1,936,224
Wisconsin Energy Corp.		77,500	3,200,750
			5,136,974
TOTAL UTILITIES			9,981,012
TOTAL COMMON STOCK (Identified cost—$200,489,693)			247,311,700
SHORT-TERM INVESTMENTS	0.5%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[b]		700,088	700,088
Federated Government Obligations Fund, 0.01%[b]		700,122	700,122
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,400,210)			1,400,210
TOTAL INVESTMENTS (Identified cost—$201,889,903)	99.8%		248,711,910
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		405,223
NET ASSETS	100.0%		$249,117,133

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013

ASSETS:
Investments in securities, at value (Identified cost—$201,889,903)	$248,711,910
Cash	25,935
Receivable for:
Dividends and interest	617,013
Fund shares sold	110,943
Other assets	4,728
Total Assets	249,470,529
LIABILITIES:
Payable for:
Fund shares redeemed	138,638
Investment advisory fees	112,198
Shareholder servicing fees	18,120
Administration fees	7,685
Distribution fees	1,576
Other liabilities	75,179
Total Liabilities	353,396
NET ASSETS	$249,117,133
NET ASSETS consist of:
Paid-in capital	$218,521,664
Accumulated undistributed net investment income	407,060
Accumulated net realized loss	(16,633,395)
Net unrealized appreciation	46,821,804
$249,117,133

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

February 28, 2013

CLASS A SHARES:
NET ASSETS	$30,077,070
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,160,890
Net asset value and redemption price per share	$13.92
Maximum offering price per share ($13.92 ÷ 0.955)[a]	$14.58
CLASS C SHARES:
NET ASSETS	$28,503,352
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,058,413
Net asset value and offering price per share[b]	$13.85
CLASS I SHARES:
NET ASSETS	$190,536,711
Shares issued and outstanding ($0.001 par value common stock outstanding)	13,678,844
Net asset value, offering, and redemption price per share	$13.93

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended February 28, 2013

Investment Income:
Dividend income (net of $39,191 of foreign withholding tax)	$5,117,290
Expenses:
Investment advisory fees	1,646,285
Distribution fees—Class A	70,322
Distribution fees—Class C	219,911
Shareholder servicing fees—Class A	28,129
Shareholder servicing fees—Class C	73,304
Shareholder servicing fees—Class I	27,137
Administration fees	162,139
Professional fees	98,755
Registration and filing fees	76,570
Shareholder reporting expenses	32,105
Transfer agent fees and expenses	31,660
Custodian fees and expenses	24,145
Directors' fees and expenses	15,181
Line of credit fees	2,708
Miscellaneous	18,157
Total Expenses	2,526,508
Reduction of Expenses (See Note 2)	(740,348)
Net Expenses	1,786,160
Net Investment Income	3,331,130
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,176,186
Foreign currency transactions	(4,164)
Net realized gain	6,172,022
Net change in unrealized appreciation (depreciation) on:
Investments	21,328,307
Foreign currency translations	(190)
Net change in unrealized appreciation (depreciation)	21,328,117
Net realized and unrealized gain	27,500,139
Net Increase in Net Assets Resulting from Operations	$30,831,269

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2013	For the Year Ended February 29, 2012
Change in Net Assets:
From Operations:
Net investment income	$3,331,130	$1,762,581
Net realized gain	6,172,022	7,712,162
Net change in unrealized appreciation (depreciation)	21,328,117	(6,392,866)
Net increase in net assets resulting from operations	30,831,269	3,081,877
Dividends to Shareholders from:
Net investment income:
Class A	(342,184)	(434,566)
Class C	(168,448)	(214,459)
Class I	(2,496,722)	(1,145,469)
Total dividends to shareholders	(3,007,354)	(1,794,494)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	87,095,596	(44,389,565)
Total increase (decrease) in net assets	114,919,511	(43,102,182)
Net Assets:
Beginning of year	134,197,622	177,299,804
End of year[a]	$249,117,133	$134,197,622

a  Includes accumulated undistributed net investment income of $407,060 and $87,663, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended February 28,
Per Share Operating Performance:	2013	2012[a]	2011	2010	2009
Net asset value, beginning of year	$12.47	$12.23	$10.72	$7.59	$13.57
Income from investment operations:
Net investment income[b]	0.18	0.15	0.13	0.14	0.20
Net realized and unrealized gain (loss)	1.43	0.24	1.51	3.13	(5.99)
Total from investment operations	1.61	0.39	1.64	3.27	(5.79)
Less dividends to shareholders from:
Net investment income	(0.16)	(0.15)	(0.13)	(0.14)	(0.19)
Total dividends to shareholders	(0.16)	(0.15)	(0.13)	(0.14)	(0.19)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	1.45	0.24	1.51	3.13	(5.98)
Net asset value, end of year	$13.92	$12.47	$12.23	$10.72	$7.59
Total investment return[d,e]	13.01%	3.34%	15.48%	43.41%	–43.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$30.1	$28.1	$43.4	$71.3	$45.2
Ratio of expenses to average daily net assets (before expense reduction)	1.37%[f]	1.51%[f]	1.45%[f]	1.51%[f]	1.57%
Ratio of expenses to average daily net assets (net of expense reduction)	1.01%[f]	1.15%[f]	1.15%[f]	1.15%[f]	1.15%
Ratio of net investment income to average daily net assets (before expense reduction)	1.08%[f]	0.91%[f]	0.85%[f]	1.02%	1.35%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.44%[f]	1.27%[f]	1.15%[f]	1.38%	1.76%
Portfolio turnover rate	37%	33%	61%	37%	43%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Does not reflect sales charges, which would reduce return.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended February 28,
Per Share Operating Performance:	2013	2012[a]	2011	2010	2009
Net asset value, beginning of year	$12.41	$12.17	$10.67	$7.55	$13.50
Income from investment operations:
Net investment income[b]	0.10	0.07	0.06	0.07	0.13
Net realized and unrealized gain (loss)	1.42	0.25	1.50	3.13	(5.96)
Total from investment operations	1.52	0.32	1.56	3.20	(5.83)
Less dividends to shareholders from:
Net investment income	(0.08)	(0.08)	(0.06)	(0.08)	(0.12)
Total dividends to shareholders	(0.08)	(0.08)	(0.06)	(0.08)	(0.12)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	1.44	0.24	1.50	3.12	(5.95)
Net asset value, end of year	$13.85	$12.41	$12.17	$10.67 [d]	$7.55
Total investment return[e,f]	12.26%	2.66%	14.84%[d]	42.43%[d]	–43.50%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$28.5	$31.5	$39.2	$40.8	$31.4
Ratio of expenses to average daily net assets (before expense reduction)	2.02%[g]	2.16%[g]	2.10%[g]	2.16%[g]	2.22%
Ratio of expenses to average daily net assets (net of expense reduction)	1.66%[g]	1.80%[g]	1.80%[g]	1.80%[g]	1.80%
Ratio of net investment income to average daily net assets (before expense reduction)	0.42%[g]	0.28%[g]	0.23%[g]	0.39%	0.72%
Ratio of net investment income to average daily net assets (net of expense reduction)	0.78%[g]	0.64%[g]	0.53%[g]	0.75%	1.14%
Portfolio turnover rate	37%	33%	61%	37%	43%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  The February 28, 2010 net asset value reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns that would be based upon the net asset value would differ from the net asset value and return reported on February 28, 2010.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended February 28,
Per Share Operating Performance:	2013	2012[a]	2011	2010	2009
Net asset value, beginning of year	$12.48	$12.24	$10.73	$7.59	$13.58
Income from investment operations:
Net investment income[b]	0.24	0.19	0.17	0.17	0.24
Net realized and unrealized gain (loss)	1.41	0.25	1.51	3.15	(5.99)
Total from investment operations	1.65	0.44	1.68	3.32	(5.75)
Less dividends to shareholders from:
Net investment income	(0.20)	(0.20)	(0.17)	(0.18)	(0.24)
Total dividends to shareholders	(0.20)	(0.20)	(0.17)	(0.18)	(0.24)
Redemption fees retained by the Fund	—	0.00 [c]	0.00 [c]	0.00 [c]	0.00 [c]
Net increase (decrease) in net asset value	1.45	0.24	1.51	3.14	(5.99)
Net asset value, end of year	$13.93	$12.48	$12.24	$10.73	$7.59
Total investment return[d]	13.38%	3.72%	15.89%	44.03%	–42.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$190.5	$74.6	$94.7	$89.5	$44.6
Ratio of expenses to average daily net assets (before expense reduction)	1.02%[e]	1.16%[e]	1.10%[e]	1.16%[e]	1.23%
Ratio of expenses to average daily net assets (net of expense reduction)	0.68%[e]	0.80%[e]	0.80%[e]	0.80%[e]	0.80%
Ratio of net investment income to average daily net assets (before expense reduction)	1.48%[e]	1.27%[e]	1.24%[e]	1.36%	1.81%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.82%[e]	1.63%[e]	1.54%[e]	1.72%	2.24%
Portfolio turnover rate	37%	33%	61%	37%	43%

a  For the year ended February 29.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Value Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 9, 2004 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund's investment objectives are to provide long-term growth of income and capital appreciation. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the year ended February 28, 2013.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of February 28, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$247,311,700	$247,311,700	$—	$—
Money Market Funds	1,400,210	—	1,400,210	—
Total Investments[a]	$248,711,910	$247,311,700	$1,400,210	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that, as of February 28, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.80% of the average daily net assets of the Fund up to and including $1.5 billion and 0.70% of the average daily net assets above $1.5 billion.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended February 28, 2013, and through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A and Class C shares, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.00% for Class A shares, 1.65% for Class C shares and 0.65% for Class I shares. Prior to June 15, 2012, the Fund's operating expenses were voluntarily capped at 1.15% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor. For the year ended February 28, 2013, fees waived and/or expenses reimbursed totaled $740,348.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the year ended February 28, 2013, the Fund paid the advisor $82,314 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended February 28, 2013, the Fund has been advised that the distributor received $3,697 in sales commissions from the sale of Class A shares and $1,235 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor, which was reimbursed by the Fund, in the amount of $2,815 for the year ended February 28, 2013.

Other: At February 28, 2013, there were two investors owning 32.6% and 7.9% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, any shareholder who beneficially owns, either directly or indirectly, more than 25% of

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended February 28, 2013, totaled $164,397,070 and $75,662,875, respectively.

Note 4. Income Tax Information

The tax character of dividends paid was as follows:

	For the Year Ended February 28, 2013	For the Year Ended February 29, 2012
Ordinary income	$3,007,354	$1,794,494
Total dividends	$3,007,354	$1,794,494

As of February 28, 2013, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$203,103,471
Gross unrealized appreciation	$48,711,774
Gross unrealized depreciation	(3,103,335)
Net unrealized appreciation (depreciation)	45,608,439
Undistributed ordinary income	$407,060

As of February 28, 2013, the Fund had a net capital loss carryforward of $15,419,826 which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover which will expire on February 28, 2018.

During the year ended February 28, 2013, the Fund utilized net capital loss carryforwards of $6,271,379.

As of February 28, 2013, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions and prior year REIT distribution adjustments. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was credited $4,379 and accumulated undistributed net investment income was charged $4,379. Net assets were not affected by this reclassification.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended February 28, 2013		For the Year Ended February 29, 2012
	Shares	Amount	Shares	Amount
CLASS A:
Sold	346,411	$4,543,032	302,161	$3,454,218
Issued as reinvestment of dividends and distributions	22,493	291,006	32,635	373,366
Redeemed	(460,820)	(5,949,643)	(1,627,319)	(19,144,110)
Redemption fees retained by the Fund[a]	—	—	—	7
Net decrease	(91,916)	$(1,115,605)	(1,292,523)	$(15,316,519)
CLASS C:
Sold	78,822	$1,009,663	229,619	$2,675,162
Issued as reinvestment of dividends and distributions	4,724	61,184	5,175	58,734
Redeemed	(565,173)	(7,188,498)	(918,411)	(10,667,679)
Redemption fees retained by the Fund[a]	—	—	—	6
Net decrease	(481,627)	$(6,117,651)	(683,617)	$(7,933,777)
CLASS I:
Sold	9,873,577	$122,673,106	2,009,520	$23,414,526
Issued as reinvestment of dividends and distributions	139,002	1,796,813	64,896	744,051
Redeemed	(2,312,904)	(30,141,067)	(3,833,083)	(45,297,860)
Redemption fees retained by the Fund[a]	—	—	—	14
Net increase (decrease)	7,699,675	$94,328,852	(1,758,667)	$(21,139,269)

a  A 2% redemption fee, paid directly to the Fund, was charged on shares sold within 60 days of the time of purchase. Effective March 1, 2011, the Fund no longer charges redemption fees.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 24, 2014. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended February 28, 2013, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update ASU No. 2011-11, Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities requirements in U.S. GAAP and IFRSs ("ASU 2011-11"). ASU 2011-11 requires additional disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company's financial position.

In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01"). The amendments in ASU 2013-01 clarify the intended scope of disclosures required by ASU 2011-11.

Management is currently evaluating the impact the adoption of these pronouncements will have on the Fund's financial statements. These ASUs are effective for fiscal years and interim periods beginning after January 1, 2013.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after February 28, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Cohen & Steers Dividend Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Dividend Value Fund, Inc. (the "Fund") at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 19, 2013

COHEN & STEERS DIVIDEND VALUE FUND, INC.

TAX INFORMATION—2013 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $3,007,354. Additionally, 100% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers Age: 60	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) since 2003 and its parent, Cohen & Steers, Inc. (CNS) since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	21	1991 to present
Martin Cohen Age: 64	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CSN since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	21	1991 to present
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	June 2011 to present

  (table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 70	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012; Board Member, United States Department of Defense Business Board since 2010; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	21	2001 to present
George Grossman Age: 59	Director	Until next election of directors	Attorney-at-law	21	1993 to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	21	2004 to present

  (table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				21	2001 to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	21	2004 to present

  (table continued on next page)

COHEN & STEERS DIVIDEND VALUE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	21	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 49	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
Richard E. Helm Age: 54	Vice President	Senior Vice President of CSCM since 2005. Prior to that, VP and senior portfolio manager at WM Advisors, Inc.	Since 2005
Francis C. Poli Age: 50	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 47	Treasurer and Chief Financial Officer

Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international non-U.S. real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging markets real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred securities

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by BlackRock Investments, LLC

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of a fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—DVFAX
Class C—DVFCX
Class I—DVFIX

website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Dividend Value Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represents past performance which is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

DIVIDEND VALUE FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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DVFAXAR

Annual Report February 28, 2013

Cohen & Steers Dividend Value Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.   Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2012
Audit Fees	$40,270	$39,100
Audit-Related Fees	$0	$0
Tax Fees	$6,200	$6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant for the investment adviser.

(e) (2)                No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended February 28, 2013 and February 29, 2012, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were:

	2013		2012
Registrant		$6,200	$6,000
Investment Advisor	$		$0

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: April 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: April 30, 2013